UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):         November 30, 2009

NALCO HOLDING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-32342	16-1701300
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1601 W. Diehl Rd., Naperville, IL	60563

630-305-1000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Change in Registrant’s Certifying Accountant

(a)(b) The Audit Committee (“the Committee”) of the Board of Directors of Nalco Holding Company (“the Company”) has completed a process begun earlier this year to review the appointment of the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2010. The Committee invited several firms to participate in this process, including Ernst & Young LLP (“E&Y”) the Company’s current Independent Registered Public Accounting Firm. Effective November 30, 2009, the Committee selected PricewaterhouseCoopers LLP (“PwC”), as its Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2010. This item will be submitted for the input of shareholders during the Company’s 2010 Annual Shareholders Meeting. E&Y will continue to serve as the Company’s Independent Registered Public Accounting Firm for the year ended December 31, 2009. The Committee’s selection of PwC to serve as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2010 will result in the dismissal of E&Y upon E&Y’s completion of its audit engagement for the year ended December 31, 2009, at the time the Company files its Form 10-K for that year.

The change in Independent Registered Public Accounting Firm did not result from any dissatisfaction with the quality of professional services rendered by E&Y.

During the Company’s two most recent fiscal years ended December 31, 2007 and December 31, 2008, and any subsequent interim period through November 30, 2009, there were (i) no disagreements between the Company and E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of the disagreement in their reports on the financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has requested that E&Y furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. That letter is attached as exhibit 16.1 to this Form 8-K.

During the Company’s two most recent fiscal years ended December 31, 2007 and December 31, 2008 and any subsequent interim period through November 30, 2009, neither the Company nor anyone on its behalf consulted PwC regarding the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion that might be rendered on the Company’s financial statements, or any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

The following exhibit is furnished pursuant to Item 9.01 of Form 8-K:

(16.1)	Letter from Ernst and Young LLP dated November 30, 2009 to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.

NALCO HOLDING COMPANY

/s/ Stephen N. Landsman
Secretary

Date: December 1, 2009